UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 1, 2023

Date of Report (Date of earliest event reported)

ALSET CAPITAL ACQUISITION CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41254	87-3296100
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4800 Montgomery Lane, Suite 210 Bethesda, MD	20814
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 971-3955

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock, one-half of one Redeemable Warrant and one Right	ACAXU	The Nasdaq Global Market
Class A Common Stock, par value $0.0001 per share	ACAX	The Nasdaq Global Market
Redeemable warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	ACAXW	The Nasdaq Global Market
Rights, each entitling the holder to receive one-tenth of one share of Class A Common Stock	ACAXR	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On August 1, 2023, Alset Capital Acquisition Corp. (referred to herein as “Alset” or the “Company”) held a special meeting of the stockholders of the Company (the “Special Meeting”). On July 7, 2023, the record date for the Special Meeting (the “Record Date”), there were 4,606,036 shares of the Company’s Class A and Class B common stock issued and outstanding, par value 0.0001; holders of our Class A and Class B common stock are entitled to one vote per share (“Class B Common Stock”, and collectively with the Class A Common Stock, “Common Stock”).

At the Special Meeting held on August 1, 2023, 3,899,797 shares of Common Stock, representing approximately 84.66% of the issued and outstanding shares of Common Stock as of the Record Date, were present in person (by virtual attendance) or by proxy.

At the Special Meeting, the Company’s stockholders approved the following items: (i) approve and adopt the Agreement and Plan of Merger (the “Merger Agreement”), dated as of September 9, 2022, among Alset, HWH Merger Sub, Inc., a Nevada corporation and newly formed, wholly owned, direct subsidiary of Alset (“Merger Sub”), and HWH International, Inc., a Nevada corporation (“HWH”); (ii) a proposal to amend the Company’s amended and restated certificate of incorporation (the “Charter”), in the form set forth as Annex B to the Proxy Statement (as defined below) for the Special Meeting (the “Charter Amendment”), to change the name of Alset to HWH International Inc.; establish that the board of directors (the “Board”) of Alset following the closing of the business combination (the “Alset Board”) will not be divided into classes (with the number of directors of the Alset Board being initially fixed at seven pursuant to the Merger Agreement and in accordance with the initial appointment rights provided therein; prohibiting stockholder actions by written consent; and removing various provisions applicable to special purpose acquisition corporations; (iii) to vote upon, on a non-binding advisory basis, certain governance provisions in the Proposed Charter, presented separately in accordance with SEC requirements, which we refer to as the “Advisory Charter Amendments Proposals; (iv) to vote on a proposal to approve, for purposes of complying with applicable listing rules of Nasdaq, the issuance of more than 20% of the total issued and outstanding Common Stock in connection with the Business Combination, which we refer to as the “Nasdaq Proposal”; and (v) to vote upon a proposal to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of one or more proposals at the special meeting, which we refer to as the “Adjournment Proposal”.

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The final proposal, set forth as the “Adjournment Proposal” in the definitive proxy statement related to the Special Meeting filed by the Company with the Securities and Exchange Commission (the “SEC”) on July 11, 2023 (the “Proxy Statement”), was not presented to the Company’s stockholders.

These Advisory Charter Amendments Proposals require the affirmative vote of a majority of the votes cast by stockholders present in person or represented by proxy and entitled to vote thereon at the Special Meeting (which would include presence by virtual attendance at the Special Meeting). An abstention will be counted towards the quorum requirement but will not count as a vote cast at the Special Meeting. A broker non-vote will neither be counted towards the quorum requirement (as the Proposals we believe will be considered as non-discretionary) nor count as a vote cast in the Special Meeting.

Set forth below are the final voting results for each of the proposals presented at the Special Meeting:

Business Combination Proposal

The Business Combination Proposal was approved. The voting results of the shares of Common Stock were as follows:

For	Against	Abstain	Broker Non-Votes
3,889,615	182	0	0

Charter Amendment Proposals

The Charter Amendment Proposals was approved. The voting results of the shares of Common Stock were as follows:

For	Against	Abstain	Broker Non-Votes
3,710,652	189,145	0	0

Advisory Charter Amendment Proposals

The Advisory Charter Amendment Proposals was approved. The voting results of the shares of Common Stock were as follows:

For	Against	Abstain	Broker Non-Votes
3,710,615	189,145	0	0

Nasdaq Stock Issuance Proposals

The Nasdaq Stock Issuance Proposal was approved. The voting results of the shares of Common Stock were as follows:

For	Against	Abstain	Broker Non-Votes
3,889,615	182	0	0

Adjournment Proposal

The Adjournment Proposal was approved. The voting results of the shares of Common Stock were as follows:

For	Against	Abstain	Broker Non-Votes
3,889,615	182	0	0

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Forward Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” or other similar expressions. These statements are based on current expectations on the date of this Current Report on Form 8-K and involve a number of risks and uncertainties that may cause actual results to differ significantly, including those risks set forth in the Proxy Statement, the Company’s most recent Annual Report on Form 10-K and other documents filed with the SEC. Copies of such filings are available on the SEC’s website at www.sec.gov. The Company does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alset Capital Acquisition Corp.

By:	/s/ Heng Fai Ambrose Chan
Name:	Heng Fai Ambrose Chan
Title:	Chief Executive Officer
Dated:	August 1, 2023

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